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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
Syntel, Inc.:


     We consent to the inclusion in this registration statement on Form S-1 (File No. 333-28655) of our report dated February 28, 1997, on our audits of the financial statements and financial statement schedule of Syntel, Inc. We also consent to the reference to our firm under the caption "Experts."


COOPERS & LYBRAND, L.L.P.

Detroit, Michigan

July 24, 1997